Virtus Alternative Income Solution Fund and

Virtus Alternative Total Solution Fund,

each a series of Virtus Alternative Solutions Trust

Supplement dated July 31, 2015 to the Summary and

Statutory Prospectuses dated June 5, 2015, as supplemented July 20, 2015,

and the Statement of Additional Information (“SAI”) dated June 5, 2015

Important Notice to Investors

Effective July 13, 2015, Joe Lu, formerly of MAST Capital Management, LLC, is no longer a portfolio manager for the above-named funds. The resulting disclosure changes to the funds’ prospectuses and SAI are described below.

The disclosure under “Portfolio Management” in each fund’s summary prospectus and in the summary section of each fund’s statutory prospectus is hereby revised by removing reference to Mr. Lu.

The table under “MAST” on page 63 of the funds’ statutory prospectus is hereby revised by removing reference to Mr. Lu. The narrative under the referenced table is hereby amended by removing the biographical information for Mr. Lu.

The disclosure for each of the funds in the table under “Portfolio Managers” on pages 87 and 88 of the SAI is hereby amended by removing reference to Mr. Lu.

The disclosure in the “Other Accounts Managed (With No Performance-Based Fees)” table and the “Other Accounts Managed with Performance-Based Fees” on pages 89 and 90 of the SAI is hereby amended by removing reference to Mr. Lu.

The disclosure in the table under “Portfolio Manager Fund Ownership” on page 94 of the SAI is hereby amended by removing reference to Mr. Lu.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VAST 8034 MAST PMs (7/2015)